Exhibit 10.41

March 9, 2004

Jon Kirchner
President & CEO
Digital Theater Systems, Inc.
5171 Clareton Drive
Agoura Hills, CA  91301

Re:                               Purchase-Sales Agreement

Dear Jon:

I am writing this letter in order to amend the Purchase-Sales Agreement between InFocus Corporation (“InFocus”) and Digital Theater Systems, Inc. (“DTS”) dated March 13, 2002 (the “Agreement”) in accordance with the recent discussions you have had with Mike Archer of DTS.  The parties hereby agree as follows:

1.                                       Attachment 3 is revised such that the minimum commitment from DTS is *** PRODUCT units instead of *** PRODUCT units.

2.                                       Since DTS has to date purchased and received *** PRODUCT units from InFocus, DTS will purchase the following numbers of long-throw PRODUCT units from InFocus at a unit price of USD *** to be ordered according to the following time schedule and PO dated September 2, 2003:

    *** units in November 2003

    *** units in March 2004

3.                                       DTS has paid in full the amount of USD *** to InFocus for its development expenses in accordance with Attachment 3 at a rate of USD *** per month beginning in August 2003.

4.                                       DTS will pay customization and scrap charges on lenses in the amount of USD ***.  DTS to issue a PO following signature of this letter by DTS or by March 12, 2004, whichever comes first.

5.                                       Other than as set forth above, DTS will owe no other amounts to InFocus pursuant to the terms of Attachment 2 or Attachment 3 of the Agreement.

6.                                       To the extent of any conflict between the provisions of the Agreement and those set forth herein, the terms set forth herein will control.  Any capitalized terms set forth herein will have the meaning ascribed to them in the Agreement.

***Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”).  This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

6.                                       To the extent of any conflict between the provisions of the Agreement and those set forth herein, the terms set froth herein will control.  Any capitalized terms set forth herein will have the meaning ascribed to them in the Agreement.

Please indicate your acceptance of these terms by countersigning this letter and returning an original to my attention.  Thank you.

Best regards,

Matt Olenski
Sr. Business Development Mgr.
InFocus Corp.

ACCEPTED AND AGREED

DTS

	By::	/S/ Jon E Kirchner

	Name:	Jon E Kirchner

	Title:	President & CEO

INFOCUS

ACCEPTED AND AGREED

	By:	/S/ Paul Carter

	Name:	Paul Carter

	Title:	Director, Bus. Dev.